Exhibit 10.7

SUBSIDIARY GUARANTEE AMENDMENT

THIS AMENDMENT (this “Amendment”) to that certain Subsidiary Guarantee, dated as of September 21, 2023 (the “Guarantee”), made by Scilex Holding Company, a Delaware corporation (the “Company”) and the Guarantors (as defined in the Guarantee) in favor of the holders of that certain Senior Secured Promissory Note dated as of September 21, 2023 due March 21, 2025 in the original aggregate principal amount of $101,875,000.00 (the “Note”) and any Additional Notes (as defined in the Guarantee) issued by the Company, is entered into by the Company, each of the signatories listed as a “Guarantor” on the signature pages hereto and Oramed Pharmaceuticals Inc., a Delaware corporation (the “Initial Note Holder”), and is effective as of October 8, 2024.

The parties hereto agree to modify certain terms in the Guarantee as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendments to Guarantee.

a.

The preamble to the Guarantee is hereby amended by replacing the words “(the “Note”)” with “(as amended, restated, supplemented or otherwise modified from time to time in accordance therewith, the “Note”).”

b.

The first recital of the Guarantee is hereby amended by replacing the words “(the “Securities Purchase Agreement”)” with “(as amended, restated, supplemented or otherwise modified from time to time in accordance therewith, the “Securities Purchase Agreement”).”

c.	Section 1 of the Guarantee is hereby amended by deleting the definition of “eCapital Subordination Agreement”.

d.	Section 1 of the Guarantee is hereby amended by amending and restating the definition of “Obligations” in its entirety to read as follows:

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor (as defined in the Security Agreement) to the Secured Parties (as defined in the Security Agreement), in each case arising under the Notes and the other Note Documents in respect of the Notes (and, for the avoidance of doubt, shall not include any obligations arising under the Tranche B Notes), whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the foregoing as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loan extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement and the other Note Documents in respect of the Notes; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

e.	Section 5(o) of the Guarantee is hereby amended and restated in its entirety to read as follows:

“(o) Seniority. Other than all Acceptable Indebtedness, subject to the terms of the Intercreditor Agreement and the Subordination Agreement (each as defined in the Note), the Obligations of each of the Guarantors hereunder rank senior in priority of payment to any other Indebtedness (as defined in the Note) of such Guarantor.”

2.	Miscellaneous.

a.

Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof which would result in the application of the law of another jurisdiction. Each of the Company and the Guarantors agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the Supreme Court of the State of New York and the United States District Court for the Southern District of New York. Each of the Company and the Guarantors hereby irrevocably submits to the exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each of the Company and the Guarantors hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Guarantors hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

b.

Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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c.

Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

d.

Section Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

e.	Effect on Guarantee. Except as hereby amended, the Guarantee shall remain in full force and effect.

f.	Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

g.	Agent Instruction. The Investor signatory hereto, constituting the Required Holders under the Guarantee, hereby authorizes and directs the Agent to enter into this Amendment.

(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment on the date first above written.

COMPANY AND GUARANTORS:
SCILEX HOLDING COMPANY, a Delaware corporation, as the Company

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer and President

SCILEX, INC., a Delaware corporation, as a Guarantor

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer, President,
Treasurer, and Secretary

SEMNUR PHARMACEUTICALS, INC., a Delaware corporation, as a Guarantor

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer and President

SCILEX PHARMACEUTICALS INC., a Delaware corporation, as a Guarantor

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer and President

SCLX STOCK ACQUISITION JV LLC, a Texas limited liability company, as a Guarantor

By:	/s/ Jack Wu
Name:	Jack Wu
Title:	Sole Manager

[Subsidiary Guarantee Amendment]

SCLX DRE HOLDINGS LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Jack Wu
Name:	Jack Wu
Title:	Sole Manager

[Subsidiary Guarantee Amendment]

INITIAL NOTE HOLDER:

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and Chief Executive Officer

By:	/s/ Josh Hexter
Name:	Josh Hexter
Title:	Chief Business and Operating Officer

[Subsidiary Guarantee Amendment]

AGENT:

ACQUIOM AGENCY SERVICES LLC, as Agent

By:	/s/ Beth Cesari
Name:	Beth Cesari
Title:	Senior Director

[Subsidiary Guarantee Amendment]